UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JASPER THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JASPER THERAPEUTICS, INC.
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Wednesday, June 7, 2023

Dear Stockholders of Jasper Therapeutics, Inc.:

We cordially invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Jasper Therapeutics, Inc., a Delaware corporation (the “Company” or “Jasper”), which will be held virtually on Wednesday, June 7, 2023 at 10:00 a.m. Pacific Time via live audio webcast on the Internet at https://www.cstproxy.com/JasperTherapeutics/2023, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect two Class II directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3.	To approve an amendment to our second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding officer exculpation; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

In order to provide expanded access to our stockholders, our board of directors has determined to hold a live audio webcast in lieu of an in-person meeting. You will be able to vote and submit your questions during the meeting at https://www.cstproxy.com/JasperTherapeutics/2023. The virtual-only approach also lowers costs and aligns with our broader sustainability goals. Although no physical in-person meeting will be held, we designed the format of this year’s annual meeting to ensure that our stockholders of record who attend the annual meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. As always, we encourage you to vote your shares prior to the Annual Meeting either by Internet or by proxy card to help make this meeting format as efficient as possible.

Our board of directors has fixed the close of business on April 14, 2023 as the record date for the Annual Meeting. Only stockholders of record on April 14, 2023 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about April 28, 2023, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”). The Proxy Statement and the Annual Report can be accessed directly at the following Internet address: https://www.cstproxy.com/JasperTherapeutics/2023. All you have to do is enter the control number located on your proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet or mail as soon as possible to ensure that your shares are represented. For additional instructions on voting by the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

If you have any questions or need assistance voting your shares, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

(888) 511-2608

JSPR@allianceadvisors.com

We appreciate your continued support of Jasper.

By order of the Board of Directors,

/s/ Ronald Martell
Ronald Martell
President, Chief Executive Officer and Director
Redwood City, CA
April 21, 2023

i

JASPER THERAPEUTICS, INC.

PROXY STATEMENT
FOR
2023 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

This proxy statement (this “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Jasper Therapeutics, Inc., a Delaware corporation (the “Company” or “Jasper”), and any postponements, adjournments or continuations thereof, or the Annual Meeting. The Annual Meeting will be held virtually on Wednesday, June 7, 2023, at 10:00 a.m. Pacific Time via live audio webcast. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) is first being mailed on or about April 28, 2023 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 28, 2023 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please e-mail proxy@continentalstock.com (include Jasper Therapeutics, Inc. and your control number in the subject line), log on to https://www.cstproxy.com/JasperTherapeutics/2023 or call 1-888-266-6791. Please have your proxy card in hand when you access the website or call and follow the instructions provided.

What matters am I voting on?

You will be voting on:

●	the election of two Class II directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

●	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

●	the approval of an amendment to our second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding officer exculpation; and

●	any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our Board recommends a vote:

●	“FOR” the election of Anna French, D. Phil. and Judith Shizuru, M.D., Ph.D. as Class II directors;

●	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

●	“FOR” the approval of an amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

What if another matter is properly brought before the meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 14, 2023, the record date for the Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 110,283,384 shares of our common stock outstanding, all of which are shares of voting common stock. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote on each proposal.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, vote live at the Annual Meeting, or vote by proxy through the Internet. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you should follow your broker’s procedures for obtaining a legal proxy to vote your shares of our common stock live at the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

●	Proposal No. 1: The election of directors requires a plurality of the vote of the shares of our common stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares abstained from voting “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.

●	Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of the majority of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal No. 3: The approval of an amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation requires the affirmative vote of at least 66 2/3% of the shares of our common stock entitled to vote thereon to be approved. Stockholder abstentions are considered shares entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

What are the effects of abstentions, withheld votes and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank or other nominee holding its customer’s shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting (e.g., Proposal No. 2), and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of at least 66 2/3% of the shares of our common stock outstanding (e.g., Proposal No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions and withheld votes will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non- votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote or votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our second amended and restated bylaws (our “Bylaws”) and Delaware law. The presence, in person, by remote communication, if applicable, or by proxy, duly authorized, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. On the Record Date, there were 110,283,384 shares outstanding and entitled to vote. Thus, the holders of at least 55,141,693 shares must be present in person or by remote communication, if applicable, or represented by proxy at the meeting to have a quorum. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are three ways to vote:

●	by Internet at https://www.cstproxy.com/JasperTherapeutics/2023, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Tuesday, June 6, 2023 (have your Notice or proxy card in hand when you visit the website);

●	by completing and mailing your proxy card (if you received printed proxy materials); or

●	by Internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at https://www.cstproxy.com/JasperTherapeutics/2023.

If you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee, as applicable, on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form or on the Internet. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you must obtain a legal proxy from your broker, bank or other nominee in order to vote your shares in person in the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes, if you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet;

●	completing and returning a later-dated proxy card;

●	notifying our Corporate Secretary, in writing, at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065; or

●	attending and voting electronically at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to us unless:

●	required by law;

●	you expressly request disclosure on your proxy; or

●	there is a proxy contest.

Why won’t there be an in-person meeting this year?

In order to provide expanded access to our stockholders, our Board has determined to hold a live audio webcast in lieu of an in-person meeting. The virtual-only approach also lowers costs and aligns with our broader sustainability goals. Although no physical in-person meeting will be held, we designed the format of this year’s annual meeting to ensure that our stockholders of record who attend the annual meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. You will be able to vote and submit your questions during the meeting at https://www.cstproxy.com/JasperTherapeutics/2023.

What do I need to do to attend the Annual Meeting online?

We will be hosting our Annual Meeting via live audio webcast only. If you are a stockholder as of the Record Date and wish to virtually attend the Annual Meeting, you will need the 12-digit control number, which is located on the Notice or on your proxy card (if you receive a printed copy of the proxy materials). Instructions on how to participate in the Annual Meeting are also posted online at https://www.cstproxy.com/JasperTherapeutics/2023. The webcast will start at 10:00 a.m., Pacific Time on June 7, 2023. Stockholders may vote and ask questions while attending the Annual Meeting online.

Use of cameras and recording devices are prohibited while virtually attending the live audio webcast.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Ronald Martell and Jeet Mahal have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

The Company has retained Alliance Advisors LLC (“Alliance Advisors”), a proxy solicitation firm, who may solicit proxies on our Board’s behalf. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

We have engaged Alliance Advisors to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Alliance Advisors a base fee of $10,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts made with stockholders and work performed.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Your broker will not have discretion to vote on Proposal No. 1 or Proposal No. 3, each of which is a “non-routine” matter, or any other proposals that are considered “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:

Jasper Therapeutics, Inc.
Attention: Investor Relations
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065
IR@JasperTherapeutics.com
(650) 549-1400

We encourage stockholders to contact us by telephone or e-mail instead of physical mail to help ensure timely receipt of any request for proxy materials.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than the close of business on March 9, 2024 nor earlier than the close of business on February 8, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Jasper Therapeutics, Inc.
Attention: Corporate Secretary
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our notice of such annual meeting (with respect to business other than director nominations), (ii) otherwise properly brought before such annual meeting by or at the direction of our Board or (iii) properly brought before such meeting by a stockholder of record at the time of such stockholder’s timely delivery of written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws, who is entitled to vote at such annual meeting. To be timely for the 2024 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

●	not earlier than the close of business on February 8, 2024; and

●	not later than the close of business on March 9, 2024.

In the event that we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of such annual meeting was mailed or public announcement of the date of such annual meeting is first made, whichever occurs first.

In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 8, 2024, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or after June 7, 2024, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2024 Annual Meeting of Stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2024 Annual Meeting of Stockholders. Any nomination that does not comply with the requirements set forth in the Certificate of Incorporation and Bylaws will not be considered for presentation at the Annual Meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2024 Annual Meeting of Stockholders.

If a stockholder who has notified us of the stockholder’s intention to present a proposal at an annual meeting of stockholders does not appear to present the stockholder’s proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at the address of our principal executive office set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”

Our Bylaws also permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

Why do you discuss Jasper Therapeutics, Inc. and Jasper Tx Corp. in this Proxy Statement?

On September 24, 2021 (the “Closing Date”), we consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of May 5, 2021 (the “BCA”), by and among Amplitude Healthcare Acquisition Corporation (“AMHC”), Ample Merger Sub, Inc., a then-wholly-owned subsidiary of AMHC (“Merger Sub”), and the pre-Business Combination Jasper Therapeutics, Inc. (now named Jasper Tx Corp.) (“Old Jasper”). Pursuant to the terms of the BCA, on the Closing Date, (i) Merger Sub merged with and into Old Jasper, with Old Jasper as the surviving company in the Business Combination, and, after giving effect to such Business Combination, Old Jasper became a wholly-owned subsidiary of AMHC and changed its name to “Jasper Tx Corp.”, and (ii) AMHC changed its name to “Jasper Therapeutics, Inc.”. In connection with the Business Combination, on the Closing Date, our common stock and public warrants began trading on the Nasdaq Capital Market under the ticker symbols “JSPR” and “JSPRW,” respectively.

All references to the “Company”, “Jasper”, “we”, “us”, “our”, and similar terms in this Proxy Statement refer to Jasper Therapeutics, Inc., a Delaware corporation formerly known as Amplitude Healthcare Acquisition Corporation, and its consolidated subsidiary, Jasper Tx Corp., formerly known as Jasper Therapeutics, Inc.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board. Our Board consists of eight directors, all of whom, other than William Lis, Judith Shizuru, M.D., Ph.D. and Ronald Martell, qualify as “independent” under the listing standards of the Nasdaq Capital Market (“Nasdaq”), including Nasdaq Listing Rule 5605(a)(2). Our Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of April 21, 2023, and certain other information for each of the members of our Board with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our Board:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees
Anna French, D.Phil.(1)(2)(3)(4)	II	35	Director*	2019	2023	2026
Judith Shizuru, M.D., Ph.D.(4)	II	67	Director	2018	2023	2026
Continuing Directors
William Lis	III	58	Chairperson of the Board	2019	2024
Christian Nolet(2)(3)	III	66	Director*	2021	2024
Ronald Martell	III	61	President, Chief Executive Officer and Director	2022	2024
Kurt von Emster(1)(2)(3)(4)	I	55	Director*	2019	2025
Lawrence Klein, Ph.D.(1)(4)	I	40	Director*	2021	2025
Vishal Kapoor	I	47	Director*	2023	2025

(1)	Member of the Nominating and Corporate Governance Committee

(2)	Member of the Compensation Committee

(3)	Member of the Audit Committee

(4)	Member of the Research and Development Committee

*	Independent Director.

Nominees for Director

Judith Shizuru, M.D., Ph.D. Dr. Shizuru has served as a member of our Board since September 2021. Dr. Shizuru is the scientific co-founder of Old Jasper and served as a member of the Old Jasper Board from March 2018 to September 2021 and as Chair of Old Jasper’s Scientific Advisory Board from December 2019 to September 2021. Dr. Shizuru is a Professor of Medicine (Blood and Marrow Transplantation) and Pediatrics (Stem Cell Transplantation) at Stanford. Dr. Shizuru is a member of the Stanford Blood and Marrow Transplantation (BMT) faculty, the Stanford Immunology Program, and the Institute for Stem Cell Biology and Regenerative Medicine. Dr. Shizuru received a Bachelor’s degree from Bennington College and an M.D. and Ph.D. from the Stanford University School of Medicine. She trained as a resident in adult internal medicine at the University of California, San Francisco, and in the sub-specialty of hematology at Stanford. Dr. Shizuru has been attending on the Stanford Blood and Marrow Transplantation clinical service since 1997, and she oversees a research laboratory. Her laboratory is focused on understanding the cellular and molecular basis of resistance to engraftment of transplanted allogeneic hematopoietic cells, and the way in which bone marrow grafts modify immune responses including the induction of immune tolerance. Dr. Shizuru’s laboratory has developed the translational science of anti-CD117 antibodies, and was the first to advance an anti-human CD117 antibody as a transplant conditioning agent from the laboratory to the clinic. Dr. Shizuru has over 140 publications in the fields of immunology and hematopoietic cell transplantation. We believe that Dr. Shizuru is qualified to serve as a member of our Board because of her expertise in immunology and transplant conditioning agents, as well as her knowledge of our technology and product candidates, having co-founded Old Jasper in 2018.

Anna French, D.Phil. Dr. French has served as a member of our Board since September 2021. Dr. French served on the Old Jasper Board from November 2019 to September 2021. Dr. French is a Partner at Qiming Venture Partners USA, having joined the firm in July 2017, where she invests in biotech and digital health companies, focusing on advanced therapeutics including cell and gene therapy. Dr. French has served on the boards of directors of Umoja Biopharma, Inc. since August 2020, WindMIL Therapeutics, Inc. since June 2018 and Auron Therapeutics, Inc. since December 2020. Previously, Dr. French was a Management Consultant at the Boston Consulting Group (BCG) from November 2014 to June 2017, where she advised leading biopharma companies on their strategy and operations. Dr. French also led a global industry/academic consortium focused on cell therapy commercialization. Dr. French earned a D.Phil. from the University of Oxford, UK, where her research focused on the hematopoietic differentiation of human induced pluripotent stem cells. Dr. French has over 20 publications in the field of stem cell research. We believe that Dr. French is qualified to serve as a member of our Board because of her stem cell expertise, as well as her experience investing in companies focused on advanced therapeutics.

Continuing Directors

William Lis. Mr. Lis has served as a member of our Board since November 2019 and has served as the non-employee Chairperson of our Board since March 2022. Mr. Lis has 30 years of biopharmaceutical experience and served as our Chief Executive Officer and Executive Chairman of our Board from September 2021 to March 2022. He served as Old Jasper’s Chief Executive Officer and Executive Chairman from November 2019 to September 2021 and as its President from December 2019 to September 2021, where he led our Series A financing, the Business Combination and our pipeline development. Previously, Mr. Lis served as Chief Executive Officer and a Director of Portola Pharmaceuticals, Inc. from April 2010 until August 2018, after serving as Chief Operating Officer from November 2009 to April 2010. Under his leadership, Portola successfully grew from a discovery-stage company to a fully integrated R&D and commercial organization, and independently discovered and developed Andexxa®, Bevyxxa® and cerdulatinib. He led Portola’s initial public offering in 2013 and grew Portola into a company with a multi-billion dollar valuation during his tenure. Portola was acquired by Alexion Pharmaceuticals, Inc. in July 2020. Prior to Portola, Mr. Lis held executive positions at Scios, Inc. (a Johnson & Johnson company) where he last served as Senior Vice President of New Product Development and Business Development, having led in-licensing efforts, development, and the commercial operations for Xarelto®. He also held positions of increasing responsibility at Millennium Pharmaceuticals, Inc. (previously COR Therapeutics, Inc.) and Rhone Poulenc Rorer in sales, marketing, medical affairs, and business development. He was involved in the commercial launch of Integrilin®, Lovenox®, Velcade® and Rilutek®. Mr. Lis served as a member of the Bio Board of Directors for Emerging Companies and as an independent Director of Eidos Therapeutics, Inc. (Nasdaq: EIDX), acquired by Bridge Bio Pharma, Inc. in January 2021, and is currently an independent Director of Zai Lab Limited (Nasdaq: ZLAB). Mr. Lis holds a B.S. from the University of Maryland. We believe that Mr. Lis is qualified to serve as a member of our Board because of his leadership and business and product development expertise, as well as his extensive experience in the pharmaceutical and therapeutics industry at both the executive and board level.

Ronald A. Martell. Mr. Martell has served as our President, Chief Executive Officer and a member of our Board since March 2022. Mr. Martell has more than 30 years’ experience building and managing unique businesses in the biotech industry. Mr. Martell has served as a Director of MorphImmune, Inc. since April 2021, and served as the Chief Executive Officer and President from April 2021 to March 2022. Prior to joining MorphImmune, Inc., Mr. Martell served as the President and CEO of Nuvelution Pharma, Inc. from November 2019 to March 2021. He was also the Co-Founder and Executive Chairman of Indapta Therapeutics, Inc. from April 2017 to March 2022. Mr. Martell was the Co-Founder and Executive Chairman of Orca Bio from January 2016 to June 2019 and the Co-Founder and CEO of Achieve Life Sciences, Inc. from March 2015 to December 2017, where he led the merger of the company with OncoGenex Pharmaceuticals, Inc. in August 2017. He served on the board of directors of Plus Therapeutics, Inc. (previously Cytori Therapeutics, Inc.) (Nasdaq: PSTV) from December 2016 until December 2019. He served as Chief Executive Officer of Sevion Therapeutics, Inc. from June 2014 to January 2015 and Executive Chairman of KaloBios Pharmaceuticals, Inc. from February 2015 to October 2015. Prior to Sevion, Mr. Martell was President and CEO of NeurogesX, Inc. from January 2012 to July 2013 and sold the company’s assets to Acorda Therapeutics, Inc. Prior to NeurogesX, he was Chief Executive Officer of Poniard Pharmaceuticals, Inc. from February 2010 to March 2013. Before joining Poniard, he served in the capacity of the Office of the CEO and as Senior Vice President of Commercial Operations at ImClone Systems. Mr. Martell built ImClone Systems’ Commercial Operations and field sales force to market and commercialize Erbitux® with partners Bristol-Myers Squibb and Merck KGaA. Prior to joining ImClone Systems, Mr. Martell worked for 10 years at Genentech, Inc. in a variety of positions, the last of which was Group Manager, Oncology Products. At Genentech, he was responsible for the launch of Herceptin® for metastatic HER-2 positive breast cancer and Rituxan® for non-Hodgkin’s lymphoma. Mr. Martell began his career at Roche Pharmaceuticals. We believe that Mr. Martell is qualified to serve as a member of our Board because of his depth of experience in oncology and cell therapy development and commercialization, as well as deep relationships across the industry.

Christian W. Nolet. Mr. Nolet has served as a member of our Board since September 2021. Mr. Nolet has more than 42 years of experience in various leadership roles in the audit services profession and in the life sciences industry. Mr. Nolet was an audit partner at Ernst & Young LLP (“EY”), a professional services firm, from November 2001 to June 2019. While at EY, Mr. Nolet led the West EY Life Sciences Industry Group and continues to serve on both the Executive Committee and Finance Committee (Chair) of the California Life Sciences industry association. Mr. Nolet was also a member of the Finance & Investment Committee and Emerging Companies Section of BIO (the Biotechnology Innovation Organization). Prior to EY, Mr. Nolet was a partner at PricewaterhouseCoopers LLP from 1991 to 2001. Mr. Nolet holds a B.S. in Accounting from San Diego State University and is a retired Certified Public Accountant in California. Mr. Nolet has served on the board of directors of Revance Therapeutics, Inc. (Nasdaq: RVNC) since July 2019 and was on the board of directors of PolarityTE, Inc. (Nasdaq: PTE) from April 2020 to January 2023. He previously served on the board of directors of Ambrx Biopharma Inc. (Nasdaq: AMAM) from January 2021 to November 2021. Mr. Nolet also served on the board of directors of Viela Bio, Inc. from August 2019 until it was acquired in March 2021. We believe that Mr. Nolet is qualified to serve as a member of our Board because of his experience with multiple life sciences companies ranging from growing venture-capital backed start-ups to Fortune 100 companies, and his financial expertise as a former audit partner and retired California Certified Public Accountant.

Kurt von Emster. Mr. von Emster has served as a member of our Board since September 2021. Mr. von Emster served on the board of directors of Old Jasper (the “Old Jasper Board”) from November 2019 to September 2021. Mr. von Emster has been a Partner at Abingworth LLP, a venture capital firm, since January 2015 and as Managing Partner since July 2015. Prior to joining Abingworth, Mr. von Emster was a co-founder and Partner of venBio LLC, a venture capital firm, from May 2009 until January 2015. In 2001, Mr. von Emster became a General Partner at MPM Capital, a leading biotechnology private equity firm, and launched the MPM BioEquities Fund, a crossover public and private biotechnology hedge fund. He was the portfolio manager of this fund from inception in 2001 until his departure in 2009. Mr. von Emster’s investment career started in 1989 at Franklin Templeton Investments where he founded and managed several health and biotechnology funds in the 1990s. Mr. von Emster has served on the boards of directors of CymaBay Therapeutics, Inc. (Nasdaq: CBAY) since April 2009, Tizona Therapeutics, Inc. since November 2020, Orbus Therapeutics, Inc. since July 2020, Launch Therapeutics since August 2021 and SFJ Pharmaceuticals Inc. since April 2020. He previously served as a director of CRISPR Therapeutics AG from March 2015 to June 2019, Vera Therapeutics, Inc. (Nasdaq: VERA) from November 2020 to May 2022, Vaxacyte, Inc. (Nasdaq: PCVX) from June 2019 to June 2022 and Trishula Therapeutics, Inc. from December 2020 to November 2021. Mr. von Emster holds a B.S. in Business and Economics from the University of California, Santa Barbara and is a Chartered Financial Analyst (CFA). We believe that Mr. von Emster is qualified to serve as a member of our Board because of his extensive financial and investment experience, as well as his experience serving on the board of directors of other therapeutic and pharmaceutical companies.

Lawrence Klein, Ph.D. Dr. Klein has served as a member of our Board since September 2021. Dr. Klein is a Partner with Versant Venture Management, LLC, having joined the firm in January 2023, He has served in various positions at CRISPR Therapeutics AG (Nasdaq: CRSP), a biotechnology company, including Chief Operating Officer from January 2020 to October 2022, Chief Business Officer from January 2019 to January 2020, Senior Vice President, Business Development and Strategy from November 2017 to December 2018 and as Vice President, Strategy from February 2016 to November 2017. Before joining CRISPR, Dr. Klein was an Associate Partner at McKinsey & Company, a global management consulting firm, from October 2014 to February 2016. He has served as a director of Dyne Therapeutics, Inc. (Nasdaq: DYN) since September 2019. Dr. Klein received his B.S. in biochemistry and physics from the University of Wisconsin-Madison and his Ph.D. in biophysics from Stanford University. We believe that Dr. Klein is qualified to serve as a member of our Board because of his extensive background in immunology, hematologic malignancies, stem cell transplant and cell therapies, as well as his current and prior service with pharmaceutical and biotechnology companies on matters pertaining to strategy and operations.

Vishal Kapoor. Mr. Kapoor has served as a member of our Board since February 2023. He been a Partner of Avego Management, LLC, an affiliate of Velan Capital Partners LP, since January 2021, leading their life sciences venture investing strategy. He was previously with AMHC from January 2020 until AMHC’s merger with Old Jasper in September 2021. Prior to that, Mr. Kapoor was Chief Business Officer of Iveric bio, Inc. (formerly known as Ophthotech) from April 2015 to December 2019. At Iveric bio, Inc., he was responsible for acquiring an industry-leading portfolio of gene therapy and therapeutic assets in ophthalmology. From October 2014 to April 2015, Mr. Kapoor was Director of Corporate Development at NPS Pharmaceuticals, Inc., which Shire PLC acquired in 2015 for approximately $5.2 billion. From 2005 to 2014, Mr. Kapoor spent nine years at Genentech, Inc. in various positions, including leading strategy for ophthalmology and central nervous system pipeline assets, Lucentis marketing, commercial assessments for business development and medical affairs. In addition, Mr. Kapoor has previously worked at Pfizer Inc. Mr. Kapoor received an MBA in Finance and Management from Columbia Business School in 2004 and a BA in Biology from Columbia University in 1997. We believe that Mr. Kapoor is qualified to serve as a member of our Board in light of his years of experience in the life sciences industry, including with respect to acquisition, strategy, marketing and business development.

The table below provides an enhanced disclosure regarding the diversity of our Board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 21, 2023)

Board Size:

Total Number of Directors	8
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	5	2	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did not Disclose Demographic Background	3

Board Diversity Matrix (As of June 30, 2022)

Board Size:

Total Number of Directors	7
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	4	2	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did not Disclose Demographic Background	3

Composition of Our Board of Directors

The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Board meets on a regular basis and on an ad hoc basis as required. Our Board currently consists of eight directors. Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution approved by a majority of the authorized number of directors constituting our Board. In accordance with our Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms are expiring will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

●	the Class I directors are Mr. von Emster, Dr. Klein and Mr. Kapoor, and their terms will expire at our annual meeting of stockholders to be held in 2025;

●	the Class II directors are Dr. Shizuru and Dr. French, and their terms will expire at the Annual Meeting; and

●	the Class III directors are Mr. Lis, Mr. Martell and Mr. Nolet, and their terms will expire at our annual meeting of stockholders to be held in 2024.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Director Independence

Under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of our Board as a listed company.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, our Board has determined that each of Mr. von Emster, Dr. French, Mr. Kapoor, Dr. Klein and Mr. Nolet do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Our Board determined that Mr. Lis is not independent in light of the fact that he served as our Chief Executive Officer from September 2021 to March 2022. Mr. Martell was determined not to be independent as he currently serves as our President and Chief Executive Officer. Our Board further determined that Dr. Shizuru is not independent due to the fact that she provides non-employee consulting services to our company (See “Certain Relationships and Related Party Transactions—Dr. Shizuru Consulting Agreement” for additional information). In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock with respect to each non-employee director.

Board Leadership Structure

Mr. Lis currently serves as the non-employee Chairperson of our Board. In such role, Mr. Lis has authority, among other things, to call and preside over our Board meetings, to set meeting agendas and to determine materials to be distributed to our Board. As the roles of Chairperson of our Board and Chief Executive Officer are separated between Mr. Lis and Mr. Martell, respectively, our Board believes our leadership structure enhances the accountability of our Chief Executive Officer to our Board and encourages balanced decision making. In addition, our Board believes that this structure provides an environment in which the independent directors are fully informed, have significant input into the content of Board meetings, and can provide objective and thoughtful oversight of management.

Each of the committees of our Board, other than our Research and Development Committee, is comprised solely of independent directors that provide strong independent leadership for each of these committees. Our independent directors generally meet in executive session after each regular meeting of our Board. At each such meeting, the presiding director for each executive session of our Board is an independent or non-employee director. Our Board will continue to evaluate this leadership structure on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment.

Board Meetings and Committees

Our Board may establish the authorized number of directors from time to time by resolutions adopted by a majority of the authorized number of directors constituting our Board. Our Board currently consists of eight members.

During our fiscal year ended December 31, 2022, our Board held 11 meetings (including regularly scheduled and special meetings), and acted by written consent nine times. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which the director had been a director and (ii) the total number of meetings held by all committees of our Board on which the director served during the periods that the director served.

Although our corporate governance guidelines do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Those who do attend are expected to answer appropriate questions from stockholders. Messrs. Martell and Nolet attended our Annual Meeting of Stockholders in 2022.

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee. The composition and responsibilities of each of the committees of our Board are described below. Each committee of our Board, other than the Research and Development Committee, has a written charter approved by our Board. Copies of each charter are posted in the “Investors-Corporate Governance” portion of our website at ir.jaspertherapeutics.com/corporate- governance/documents-charters. The reference to our website address does not constitute incorporation by reference of the information contained at or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee consists of Mr. Nolet, Dr. French and Mr. von Emster. Our Board has determined that each member of our Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our Audit Committee is Mr. Nolet. Our Board has determined that Mr. Nolet is an “Audit Committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment.

The primary purpose of our Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include, among other things:

●	appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

●	prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;

●	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;

●	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;

●	reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

●	establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules;

●	overseeing our programs, policies, and procedures related to our information technology systems, including information asset security and data protection; and

●	reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to our Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

Our Audit Committee reviews, discusses and assesses its own performance and composition, and is in the process of conducting this assessment for fiscal year 2022. Our Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Our Audit Committee held six meetings during fiscal year 2022 and acted by written consent two times during fiscal year 2022.

Compensation Committee

Our Compensation Committee consists of Dr. French, Mr. von Emster and Mr. Nolet. The chairperson of our Compensation Committee is Mr. Nolet. Our Board has determined that each member of our Compensation Committee is independent under the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b- 3 promulgated under the Exchange Act.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include, among other things:

●	reviewing, modifying and approving (or, if it deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

●	determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

●	determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

●	reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

●	conducting periodic reviews of the base compensation levels of all of our employees generally;

●	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

●	reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

●	reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk.

In addition, once we cease to be an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), the responsibilities of our Compensation Committee will also include:

●	reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and

●	reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our Annual Reports on Form 10-K, registration statements and our annual meeting proxy statements.

Under its charter, our Compensation Committee may form, and delegate authority to, subcommittees as appropriate. Our Compensation Committee reviews, discusses and assesses its own performance and composition, and is in the process of conducting this assessment for fiscal year 2022. Our Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Our Compensation Committee held six meetings during fiscal year 2022 and acted by written consent eight times during fiscal year 2022.

Compensation Committee Processes and Procedures

Typically, our Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of our Compensation Committee, in consultation with the Chief Executive Officer. Our Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation or individual performance objectives. The charter of our Compensation Committee grants our Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, our Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising our Compensation Committee. In particular, our Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to our Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

For purposes of 2022 compensation, our Compensation Committee utilized Arnosti Consulting, Inc. (“Arnosti”) as its compensation consultant. In connection with assessing 2022 compensation for our directors, officers and other employees, Arnosti provided our Compensation Committee with general compensation consultant services. The Compensation Committee assessed whether the work of Arnosti as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services, if any, to us by Arnosti; (ii) the amount of fees we paid to Arnosti; (iii) Arnosti’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Arnosti or the individual compensation advisors employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of Arnosti; and (vi) any shares of our common stock owned by Arnosti or the individual compensation advisors employed by the firm. Our Compensation Committee has determined, based on its analysis of the above factors, that the work of Arnosti and the individual compensation advisors employed by Arnosti as our compensation consultant has not created any conflict of interest. Our Compensation Committee also assessed the independence of Arnosti pursuant to SEC rules and concluded that the work of Arnosti has not raised any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. von Emster, Dr. French and Dr. Klein. The chairperson of our Nominating and Corporate Governance Committee is Mr. von Emster. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the listing standards of Nasdaq.

Specific responsibilities of our Nominating and Corporate Governance Committee include, among other things:

●	making recommendations to our Board regarding corporate governance issues;

●	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);

●	determining the minimum qualifications for service on our Board;

●	reviewing and evaluating incumbent directors;

●	instituting and overseeing director orientation and director continuing education programs;

●	serving as a focal point for communication between candidates, non-committee directors and our management;

●	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;

●	making other recommendations to our Board regarding matters relating to the directors;

●	reviewing succession plans for our Chief Executive Officer and our other executive officers;

●	reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social, and governance issues, and our public reporting on these topics; and

●	considering any recommendations for nominees and proposals submitted by stockholders.

Our Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board, and is in the process of conducting this assessment for fiscal year 2022. In fulfilling this responsibility, our Nominating and Corporate Governance Committee seeks input from senior management, our Board and others, which may include external advisors. In assessing our Board, our Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders and, following the assessment process, our Nominating and Corporate Governance Committee may recommend changes in the composition of our Board, changes in the size of our Board, or other recommended future additions or changes to our Board structure based on our clinical programs and business focus. Our Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition, and is in the process of conducting this assessment for fiscal year 2022. Our Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Our Nominating and Corporate Governance Committee held two meetings during fiscal year 2022 and acted by written consent one time during fiscal year 2022.

Research and Development Committee

Our Research and Development Committee is an ad hoc committee of our Board that was formed in May 2022. Our Research and Development Committee consists of Dr. French, Dr. Klein, Dr. Shizuru and Mr. von Emster. The chairperson of our Research and Development Committee is Dr. Klein. Specific responsibilities of our Research and Development Committee include, among other things: (i) facilitating the technical review of our science and technology strategy research and development and product innovation and strategy, and (ii) reporting to our Board regarding our Research and Development Committee’s activities, including its reviews and assessments of our internal technology development, technology assessment, technology review and technical goals and research and development strategies, and any other matters deemed appropriate by our Research and Development Committee.

Our Research and Development Committee did not hold any formal meetings during fiscal year 2022 and did not act by written consent during fiscal year 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Identifying and Evaluating Director Nominees

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating and recommending candidates for nomination to our Board, including candidates to fill any vacancies that may occur. Our Nominating and Corporate Governance Committee assesses the qualifications of candidates in light of the policies and principles in our corporate governance guidelines and may also engage third-party search firms to identify director candidates. Our Nominating and Corporate Governance Committee may conduct interviews, detailed questionnaires and comprehensive background checks or use any other means that it deems appropriate to gather information to evaluate potential candidates. Based on the results of the evaluation process, our Nominating and Corporate Governance Committee recommends candidates to our Board for approval as director nominees for election to our Board. In assessing our Board, our Nominating and Corporate Governance Committee will evaluate the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders.

Minimum Requirements

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. Some of the qualifications that our Nominating and Corporate Governance Committee will also consider include, but are not limited to, such candidate’s (i) level of expertise, (ii) potential conflicts of interests or other commitments, (iii) demonstrated excellence in his or her field, (iv) ability to exercise sound business judgment, (v) diversity with respect to personal background, perspective and experience and (vi) commitment to rigorously representing our stockholders’ long-term interests. Our Nominating and Corporate Governance Committee also reviews director candidates in the context of the current size and composition of our Board, our operating requirements and our stockholders’ long-term interests. Although our Board does not maintain a specific policy with respect to board diversity, our Board values diversity as a factor in selecting nominees. Our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences and may consider factors including gender, racial diversity, age, skills, and such other factors as it deems appropriate to maintain an appropriate balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for purposes of Nasdaq listing rules.

Stockholder Recommendations and Nominations to the Board of Directors

Stockholders may submit recommendations for director candidates to our Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our Corporate Secretary at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065, who will forward all recommendations to our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder and Other Interested Party Communications

Our Board provides to every stockholder and any other interested parties the ability to communicate with our Board as a whole, and with individual directors on our Board, through an established process for stockholder communication. For a communication directed to our Board as a whole, stockholders and other interested parties may send such communication to our Corporate Secretary at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065, Attn: Board of Directors c/o Corporate Secretary.

For a stockholder or other interested party communication directed to an individual director in his or her capacity as a member of our Board, stockholders and other interested parties may send such communication to the attention of the individual director at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065, Attn: Name of Director.

Our Corporate Secretary, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our code of business conduct and ethics is available under the “Investors-Corporate Governance” section of our website at ir.jaspertherapeutics.com/corporate-governance/documents-charters. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained in or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement.

Risk Management

Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and assisted by its committees, is responsible for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board is responsible for risk oversight. Our Board believes that it is essential for effective risk management and oversight that there be open communication between management and our Board. Our Board meets with our Chief Executive Officer, Chief Financial Officer and other members of the senior management team at quarterly meetings of our Board, where, among other topics, they discuss strategy and risks facing us, as well as at such other times as they deemed appropriate.

Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures, and legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial, cybersecurity and information technology risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies and evaluates our compensation policies and practices that could mitigate any such risks. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our full Board also reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at regular meetings of our Board, and evaluates the risks inherent in significant transactions.

Scientific Advisory Board

We have established a scientific advisory board. We regularly seek advice and input from these experienced scientific leaders on matters related to its research and development programs. Our scientific advisory board consists of experts across a range of key disciplines relevant to our programs and science. We intend to continue to leverage the broad expertise of our advisors by seeking their counsel on important topics relating to its research and development programs.

Non-Employee Director Compensation

Pursuant to our Non-Employee Director Compensation Policy for the compensation of our non-employee directors, during 2022, each of our non-employee directors received annual retainers, subject to proration, for service on our Board and its committees as follows:

	Chairperson(1)	Each Other Member
Board of Directors	$70,000	$40,000
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$8,000	$4,000
Research and Development Committee(2)	$10,000	$5,000

(1)	Mr. Lis served as our Chief Executive Officer until March 15, 2022. Mr. Lis did not receive a retainer for serving as our Executive Chairman while he served as our Chief Executive Officer. Moreover, in lieu of any payments described in this table, Mr. Lis receives an annual retainer of $250,000 for his service as the Chairperson of the Board pursuant to the Lis Service Agreement (as described and defined below under “Executive Compensation—Employment and Other Arrangements with Named Executive Officers—Service Agreement with William Lis”).

(2)	Retainers for service on the Research and Development Committee commenced effective October 1, 2022.

All cash retainers will be earned on a quarterly basis based on a calendar quarter, and, if applicable, will be prorated for the portion of the calendar quarter during which such non-employee director actually serves on our Board or a committee thereof, and will be paid in arrears no later than the 30th day following the end of each calendar quarter.

The Non-Employee Director Compensation Policy also provides that we will reimburse reasonable expenses incurred by the non-employee directors in connection with attendance at Board or committee meetings.

In addition to cash fees pursuant to the Non-Employee Director Compensation Policy, on March 21, 2022, each then-current non-employee director was granted a stock option award to purchase 78,045 shares of our common stock, which shall vest in three equal annual installments over three years commencing on December 7, 2021, subject to the director’s continued service through each applicable vesting date. In addition, on October 12, 2022, our non-employee directors were granted the following restricted stock unit awards (the “October 2022 Grants”): Chris Nolet: 32,500 restricted stock units; William Lis: 29,500 restricted stock units; Lawrence Klein: 24,500 restricted stock units; Anna French: 30,750 restricted stock units; Kurt von Emster: 30,250 restricted stock units; and Judith Shizuru: 29,500 restricted stock units. 50% of the shares subject to each October 2022 Grant shall vest on April 12, 2023 and the remaining 50% of the shares shall vest on October 12, 2023, subject to the applicable director’s continued service through each applicable vesting date. These grants were made pursuant to our 2021 Equity Incentive Plan (as may be amended or restated, the “2021 Plan”). Moreover, prior to March 3, 2023, our Non-Employee Director Compensation Policy provided that any new non-employee elected or appointed to our Board would, upon his or her appointment to our Board, be granted a one-time stock option award to purchase a number of shares of our common stock equal to 0.10% of the total number of shares of our outstanding capital stock on an as-converted to common stock basis on the date of grant, which shall vest in three equal annual installments over three years, subject to the director’s continued service through such vesting dates.

In addition, all stock option awards granted pursuant to the Non-Employee Director Compensation Policy will vest in full as of immediately prior to, and contingent upon, the occurrence of a Change in Control (as defined in the 2021 Plan), subject to the director’s continued service through immediately prior to such Change in Control.

Employee directors receive no additional compensation for their service as a director.

2023 Updates to Non-Employee Director Compensation Policy

Effective as of January 1, 2023, the annual retainer for service on our Research and Development Committee was increased to $11,300 for the chairperson of the committee and $6,300 for each non-chairperson member of the committee.

Effective as of March 3, 2023, any new non-employee elected or appointed to our Board will, upon his or her appointment to our Board, be granted a one-time stock option award to purchase 94,000 shares of our common stock, of which 25% of the total number of shares subject to the option shall vest on the one year anniversary of the date of grant and 1/48th of the total number of shares subject to the option shall vest monthly thereafter, subject to the director’s continued service through such vesting dates.

Also effective as of March 3, 2023, on the date of each annual meeting of our stockholders, each individual who is a non-employee director immediately prior to such annual meeting and who will continue to serve as a non-employee director immediately following such annual meeting will be granted an annual stock option award to purchase 47,000 shares of our common stock, which shall vest in full upon the first anniversary of the date of the grant, subject to the director’s continued service through such vesting date.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2022. Mr. Lis served as our Chief Executive Officer and President in 2021 and through March 14, 2022, at which time Mr. Lis transitioned to his role as non-employee Chairman of our Board. Mr. Lis’ compensation as a named executive officer is presented in “Executive Compensation—Summary Compensation Table” below. Vishal Kapoor is not included in the below as he joined our Board in February 2023 and did not serve on our Board during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards(3)(4)	Other Compensation		Total
Judith Shizuru, M.D., Ph.D.	$41,250	$23,305	$198,579	$250,000	(5)	$513,134
Anna French, D.Phil.	$61,199	$24,293	$198,579	—		$284,071
Kurt von Emster	$61,750	$23,898	$198,579	—		$284,227
Christian Nolet	$61,551	$25,675	$198,579	—		$285,805
Lawrence Klein, Ph.D.	$46,500	$19,355	$198,579	—		$264,434

(1)	The table below shows the aggregate number of unvested restricted stock unit awards held by each of our non-employee directors as of December 31, 2022:

Name	Number of Shares Underlying Outstanding Restricted Stock Units as of December 31, 2022
Judith Shizuru, M.D., Ph.D.	29,500
Anna French, D.Phil.	30,750
Kurt von Emster	30,250
William Lis	29,500
Christian Nolet	32,500
Lawrence Klein, Ph.D.	24,500

(2)	Amounts reported represent the aggregate grant date fair value of the restricted stock units granted to the non-employee directors during 2022 under the 2021 Plan, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 8, 2023. This amount does not reflect the actual economic value that may be realized by the non-employee director, which will depend on factors including the continued service of the non-employee director and the future value of our stock.

(3)	The table below shows the aggregate number of option awards (vested and unvested) held by each of our non-employee directors as of December 31, 2022:

Name	Number of Shares Underlying Outstanding Options as of December 31, 2022
Judith Shizuru, M.D., Ph.D.	224,215
Anna French, D.Phil.	78,045
Kurt von Emster	78,045
William Lis	1,157,417
Christian Nolet	78,045
Lawrence Klein, Ph.D.	78,045

(4)	Amounts reported represent the aggregate grant date fair value of the stock options granted to the non-employee director under the 2021 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 8, 2023. This amount does not reflect the actual economic value that may be realized by the non-employee director, which will depend on factors including the continued service of the non-employee director and the future value of our stock.

(5)	Consists of fees earned by Dr. Shizuru for non-employee consulting services provided to us. See “Certain Relationships and Related Party Transactions—Dr. Shizuru Consulting Agreement” for additional information.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board is currently composed of eight members. In accordance with our Certificate of Incorporation, our Board is divided into three staggered classes of directors. At the Annual Meeting, two Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in the control of our Company.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Anna French, D. Phil. and Judith Shizuru, M.D., Ph.D. as nominees for election as Class II directors at the Annual Meeting. If elected, each of Dr. French and Dr. Shizuru will serve as a Class II director until the 2026 annual meeting of stockholders and until her respective successor is duly elected and qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of Anna French, D. Phil. and Judith Shizuru, M.D., Ph.D. We expect that Dr. French and Dr. Shizuru will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter, which will result in no effect on the vote for this matter.

Director Interest

Dr. French and Dr. Shizuru each have an interest in this Proposal No. 1, as each is currently a member of our Board.

Vote Required

The election of directors requires a plurality of the votes of the shares of our common stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2023.

Notwithstanding the appointment of PricewaterhouseCoopers LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Our Audit Committee is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. One or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, our Board may reconsider the appointment.

Change in Auditor

Effective upon the closing of the Business Combination, on September 24, 2021, our Audit Committee dismissed WithumSmith+Brown, PC (“Withum”), which served as AMHC’s independent registered public accounting firm prior to the Business Combination.

The report of Withum on the financial statements of AMHC as of December 31, 2019 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about AMHC’s ability to continue as a going concern. During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through September 24, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with AMHC’s initial public offering, which resulted in the restatement of AMHC’s financial statements as set forth in Amendment No. 1 to AMHC’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 24, 2021.

We previously provided Withum with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Withum addressed to the SEC dated September 29, 2021, which was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 29, 2021, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered by PricewaterhouseCoopers LLP to our Company and Old Jasper for our fiscal years ended December 31, 2022 and December 31, 2021 (in thousands).

	2022	2021(1)
Audit Fees(2)	$1,115	$1,920
Audit-Related Fees	—	—
Tax Fees(3)	55	—
All Other Fees(4)	1	1
Total	$1,171	$1,921

(1)	The fees in this column exclude fees for services rendered by Withum as the independent registered public accounting firm for AMHC prior to the Business Combination.

(2)

Audit fees consist of fees billed for professional services by PricewaterhouseCoopers LLP for financial statement audit and review services that are customary under generally accepted auditing standards or that are customary for the purpose of rendering an opinion on or review of the financial statements, and comfort letters, consents and assistance with review of documents relating to our registration statements on Form S-3 and Form S-8. The 2021 audit fees also include fees of $1,210,000 for a comfort letter and consents issued related to services performed in connection with the Business Combination, which was completed in September 2021.

(3)	Tax fees consist of fees for tax compliance services.
(4)	Consist of fees for products and services other than the services described above. All Other Fees for fiscal years 2022 and 2021 were related to annual subscription for accounting literature.

Auditor Independence

In our fiscal year ended December 31, 2022, there were no other professional services provided by PricewaterhouseCoopers LLP, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of PricewaterhouseCoopers LLP.

Pre-Approval Policies and Procedures

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Any proposed services exceeding pre-approved cost levels require specific pre-approval by our Audit Committee.

Our Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm. The term of the general pre-approval is 12 months from the date of approval, unless our Audit Committee specifically provides for a different period. If our Audit Committee has not provided general pre-approval, then the type of service requires specific pre-approval by our Audit Committee.

Pursuant to its charter, our Audit Committee has delegated pre-approval authority to the Chairperson of our Audit Committee so long as any such pre-approval decisions are presented to the full Audit Committee at its next scheduled meeting. All services performed and related fees billed by PricewaterhouseCoopers during fiscal year 2022 were pre-approved by our Audit Committee pursuant to regulations of the SEC.

Vote Required

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of the majority of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of The Nasdaq Stock Market LLC and the rules and regulations of the SEC.

In the performance of its oversight function, the Audit Committee has:

●	reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP;

●	discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

●	received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and has discussed with them their independence.

Based on the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

AUDIT COMMITTEE
Christian Nolet, Chairperson
Anna French, D.Phil.
Kurt von Emster

The foregoing report of the Audit Committee is required by the SEC, is not “soliciting material,” and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this update, we are proposing to amend our Certificate of Incorporation to add a provision exculpating certain of our officers from liability in specific circumstances, as permitted by Delaware law. The new Delaware legislation only permits, and our proposed amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the corporation) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in our company being able to attract and retain quality officers to work on its behalf.

Our Board has approved and recommends that our stockholders approve an amendment to our Certificate of Incorporation to add a new Section D to Article VI of the Certificate of Incorporation, which shall read in its entirety as follows:

“D. To the fullest extent permitted by applicable law, as it presently exists or as may hereafter be amended from time to time, an officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as an officer. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended. Any amendment, modification or repeal of the foregoing sentences shall not adversely affect any right or protection of an officer of the Company hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”

The description in this Proposal No. 3 of the proposed amendment to our Certificate of Incorporation is qualified in its entirety by, and should be read in conjunction with, the actual text of the change to our Certificate of Incorporation that would be implemented upon stockholder approval of this Proposal No. 3 that is marked in Article VI of the Certificate of Incorporation as set forth on Appendix A.

Reasons for Approving the Amendment to the Certificate of Incorporation

The Nominating and Corporate Governance Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Further, the Nominating and Corporate Governance Committee noted that the proposed provision would not negatively impact stockholder rights. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Nominating and Corporate Governance Committee believes would accrue to us and our stockholders in the form of an enhanced ability to attract and retain talented officers, the Nominating and Corporate Governance Committee recommended to the Board of Directors an amendment to our Certificate of Incorporation to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the Board of Directors determined that it is in the best interests of Jasper and our stockholders to amend our Certificate of Incorporation as described herein.

Vote Required; Board Recommendation

The approval of the amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation requires the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. If this Proposal No. 3 is approved by our stockholders, we intend to promptly file the amendment to the Certificate of Incorporation with the changes to Article VI of the Certificate of Incorporation as set forth on Appendix A with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 21, 2023. Our executive officers are appointed by, and serve at the discretion of, our Board and hold office until his successor is duly elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Ronald Martell	61	President, Chief Executive Officer and Director
Jeet Mahal	51	Chief Operating and Financial Officer, and Corporate Secretary

Executive Officers

Ronald A. Martell. Please see the section titled “Board of Directors and Corporate Governance—Continuing Directors” above for Mr. Martell’s biography.

Jeet Mahal. Mr. Mahal has served as our Chief Operating and Financial Officer since March 2022, and has served as our Corporate Secretary since September 2021. He served as our Chief Financial and Business Officer from September 2021 to March 2022. Prior to that, Mr. Mahal had served as Old Jasper’s Chief Financial and Business Officer since December 2019. Prior to joining Old Jasper, Mr. Mahal worked at Portola Pharmaceuticals, Inc. from August 2008 to December 2019, where Mr. Mahal held a number of positions of increasing leadership, most recently as Vice President, Strategic Marketing from January 2019 to December 2019 and Vice President, Business Development from February 2013 to December 2018. While at Portola Pharmaceuticals, Inc., Mr. Mahal led the execution of multiple business development partnerships for Andexxa®, Bevyxxa® and cerdulatinib. Mr. Mahal also played a key role in the company’s equity financings, including its initial public offering and multiple royalty transactions. Earlier in his career, from January 2006 to September 2008, Mr. Mahal was Director, Business and New Product Development, at Johnson & Johnson on the cardiovascular in-licensing and Xarelto® product development teams. Mr. Mahal started his career in the drug development laboratories at COR Therapeutics. Mr. Mahal holds a Bachelor’s degree in Molecular and Cell Biology from U.C. Berkeley, a Master’s degree in Engineering from North Carolina State University, a Master’s degree in Molecular and Cell Biology from the Illinois Institute of Technology and an MBA from Duke University.

EXECUTIVE COMPENSATION

Overview

Our named executive officers for the year ended December 31, 2022 were:

●	William Lis, our Executive Chairman and our Chief Executive Officer and President during a portion of 2022;

●	Ronald Martell, our President and Chief Executive Officer;

●	Jeet Mahal, our Chief Operating and Financial Officer and Corporate Secretary; and

●	Kevin N. Heller, M.D., our former Executive Vice President, Research and Development.

Executive Summary

The following is a discussion and analysis of compensation arrangements of our named executive officers. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

2022 Financial and Performance Highlights

Our financial and performance highlights during 2022 include the following:

●	In March 2022, we appointed Ron Martell as our President and Chief Executive Officer. Mr. Martell brings valuable expertise and a proven track record of leading public biopharmaceutical companies in all phases of development. He is focusing his efforts on accelerating our clinical stage targeted conditioning program and our research stage novel cellular therapeutics pipeline.

●	We expanded use of briquilimab as a chronic therapeutic in lower to intermediate risk myelodysplastic syndrome. A new phase 1 dose-escalation study was designed with investigators to leverage the ability of briquilimab to directly deplete cancerous stem cells as a disease-modifying therapeutic. Enrollment in the phase 1 study is expected to commence in 2023.

●	Our investigator-sponsored study of briquilimab as a conditioning agent in the treatment of Fanconi Anemia was presented at the annual conference of the Inborn Errors Working Party (IEWP), a research group of the European Society of Blood and Marrow Transplantation, held on September 23-25, 2022, in Paris, France. In the data series presented, 100% complete donor chimerism was achieved through six months for the first patient and at one month for the second patient. Neutrophil engraftment was reached on day 11 for both patients and platelet engraftment was achieved on days 9 and 14. Briquilimab was cleared by day 9 after dosing and no treatment-related adverse events or toxicities were observed.

●	We completed patient enrollment for our ongoing Phase 1 clinical trial for acute myeloid leukemia and myelodysplastic syndrome. As of March 31, 2023, 31 patients have been enrolled.

Compensation Philosophy and Practices

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits programs to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our goals. We believe our compensation programs should promote the success of our Company and align executive incentives with the long-term interests of our stockholders. This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.

Prohibition on Hedging and Pledging Transactions

Our insider trading policy prohibits any director, employee (including our executive officers) or consultant to our Company from, among other things, engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, or other inherently speculative transactions with respect to our securities at any time. Our directors, employees (including our executive officers), and consultants are also not permitted to pledge our securities as collateral for a loan.

Emerging Growth Company Status

As of December 31, 2022, we are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, and therefore the scope of the disclosures in this proxy statement may not be comparable to the information disclosed by other companies that are not emerging growth companies. We will remain an emerging growth company until the earliest of (i) December 31, 2024, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Individual Compensation Elements

During 2022, the principal elements of our executive compensation program were as follows:

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time after taking into account individual responsibilities, performance and experience. Mr. Martell earned a prorated annual base salary of $675,000 for 2022. During 2022, Mr. Lis earned a prorated annual base salary of $530,000 from January 1, 2022 through March 15, 2022, the date he transitioned from Chief Executive Officer to Chairman of our Board of Directors. Mr. Mahal’s annual base salary for 2022 was initially $400,000, which was increased to $416,000 effective March 1, 2022 and was further increased to $445,000 effective March 21, 2022 in connection with Mr. Mahal’s promotion to the role of our Chief Operating and Financial Officer. Dr. Heller earned a prorated annual base salary of $455,275 from January 1, 2022 to February 28, 2022 and a prorated base salary of $468,933 from March 1, 2022 to May 17, 2022, the last date of his employment with us, and a consulting fee at a rate of $39,078 per month for the period from May 18, 2022 through December 31, 2022.

Annual Cash Incentive Bonuses

We pay cash bonuses to reward our executives for their performance over the fiscal year, based on an analysis by our Board or our Compensation Committee of our company performance and each executives’ performance during the year. During 2022, Mr. Martell’s annual bonus target was equal to 50% of his annual base salary, and Mr. Mahal’s annual bonus target was equal to 40% of his annual base salary from January 1, 2022 to March 20, 2022 and 45% of his annual base salary from March 31, 20222 to December 31, 2022. Neither Mr. Lis nor Dr. Heller were eligible to receive, or received, a bonus for 2022 as neither was employed with us any longer as of the date the bonuses were paid.

In 2022, our Board adopted corporate performance goals for the 2022 bonus program for our employees based on milestones that primarily included: (1) clinical activities for our acute myeloid leukemia (AML), severe combined immunodeficiency (SCID) and lower-risk myelodysplastic syndromes programs (LR-MDS); (2) chemistry, manufacturing and controls activities; (3) research and development activities for our eHSC program; (4) financing and business development milestones; and (5) hiring and retention milestones. Our Compensation Committee determined that the total attainment rate for 2022 was 84%. For 2022, Mr. Martell received a $226,801 bonus, and Mr. Mahal received a $161,192 bonus. The bonus amounts for Mr. Martell and Mr. Mahal were determined based on the base salary earned by each executive officer for the calendar year multiplied by their bonus target percentage and the 84% achievement level. For Mr. Martell, the amount was also pro-rated from his date of hire.

Long-Term Equity Incentives

We believe equity awards are a critical element of our executive compensation programs as they provide an incentive for our executives to focus on driving growth in our stock price and long-term stockholder value creation and help us to attract and retain key talent in a competitive market. Specifically, the granting of stock options helps ensure that the interests of our executive officers are aligned with those of our stockholders as the options only have value if the value of our stock increases after the date the option is granted.

March 2022 Option Awards

On March 21, 2022, in connection with Mr. Martell’s appointment as our President and Chief Executive Officer, Mr. Martell was granted an option to purchase 1,704,328 shares of our common stock, of which 25% of the total number of shares subject to the option vested on March 15, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date. On March 21, 2022, in accordance with the Mahal Employment Agreement (as defined and described below), Mr. Mahal was granted an option to purchase 87,272 shares of our common stock, of which 25% of the total number of shares subject to the option vested on March 21, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Mahal’s continued service to us on each vesting date. In addition, on March 21, 2022, each or our then-current employees that joined our company prior to September 24, 2021 was granted an option to purchase 7,500 shares of our common stock, of which 25% of the total number of shares subject to the option vested on December 7, 2022 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to the applicable individual’s continued service to us on each vesting date. As of March 21, 2022, both Mr. Mahal and Dr. Heller were current employees that had joined our company prior to September 24, 2021, and therefore each of Mr. Mahal and Dr. Heller was granted an option to purchase 7,500 shares of our common stock on March 21, 2022.

April 2022 Option Award (Mahal Promotion)

On April 7, 2022, in connection with Mr. Mahal’s promotion as our Chief Operating and Financial Officer, Mr. Mahal was granted an additional option to purchase 48,441 shares of our common stock, of which 25% of the total number of shares subject to the option vested on March 21, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Mahal’s continued service to us on each vesting date.

October 2022 Restricted Stock Unit Awards

On October 12, 2022, Mr. Martell was granted a restricted stock unit award with respect to 506,250 shares of our common stock and Mr. Mahal was granted a restricted stock unit award with respect to 214,722 shares of our common stock. 50% of the shares subject to each restricted stock unit award vested on April 12, 2023, and the remaining 50% of the shares subject to each restricted stock unit award will vest on October 12, 2023, subject in each case to the applicable individual’s continued service to us on each vesting date.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our executive officers, during their employment with us, are eligible to participate in our employee benefit plans, including our medical and dental insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. We do, however, cover a certain portion of the premiums for medical and dental insurance for all of our employees, including our named executive officers. Our Board may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Plan

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax qualified plan under the Internal Revenue Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis (or post-tax basis through a Roth 401(k) election) through contributions to the 401(k) plan. We provided matching contributions of up to $1,500 per employee under our 401(k) plan during the year ended December 31, 2022.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the year ended December 31, 2022.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2022. Our Board may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

No Tax Gross-Ups

In 2022, we did not make gross-up payments to cover our named executive officers’ personal income taxes that pertained to any of the compensation, perquisites or personal benefits paid or provided by us. Currently, we have no agreements or arrangements in place with any executive officer that require or provide for a tax gross-up or similar payment. We also do not intend to enter into any future employment or other agreement or arrangement with any of our executive offices that includes a tax gross-up.

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2022 and 2021, respectively:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Option Awards ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)		Total ($)
Ronald Martell(3)	2022	509,666	226,801	4,478,785	399,938		25,000	(4)	5,640,190
President and Chief Executive Officer

William Lis(5) Former	2022	110,417	—	343,266	341,806	(6)	242,111	(7)	1,037,600
Executive Chairman, Chief Executive Officer and President	2021	459,289	220,000	—	—		—		679,289

Jeet Mahal(8)	2022	418,265	161,192	358,433	169,630		—		1,107,520
Chief Operating and Financial Officer and Corporate Secretary	2021	355,362	105,759	—	—		—		461,121

Kevin N. Heller, M.D.(9)	2022	177,182	—	6,734	—		291,531	(10)	475,447
Former Executive Vice President, Research and Development	2021	454,395	163,592	—	—		—		617,987

(1)	Amounts reported represent the aggregate grant date fair value of the stock options granted to the named executive officers during 2022 and 2021 under the 2021 Plan or our 2022 Inducement Equity Incentive Plan (the “Inducement Plan”), computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 8, 2023. This amount does not reflect the actual economic value that may be realized by the named executive officer, which will depend on factors including the continued service of the executive and the future value of our stock.

(2)	Amounts reported represent the aggregate grant date fair value of the restricted stock unit awards granted to the named executive officers during 2022 under the 2021 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 8, 2023. This amount does not reflect the actual economic value that may be realized by the named executive officer, which will depend on factors including the continued service of the executive and the future value of our stock.

(3)	Mr. Martell was appointed as our President and Chief Executive Officer effective March 15, 2022.

(4)	Represents consulting fees paid to Mr. Martell for consulting services prior to his appointment as our President and Chief Executive Officer effective March 15, 2022.

(5)	Mr. Lis transitioned to serve as non-employee Chairperson of our Board effective March 15, 2022.

(6)	Includes $23,305 of grant date fair value of a restricted stock unit award granted to Mr. Lis on October 12, 2022 in connection with his service as non-employee Chairperson of our Board.

(7)	Comprised of: (i) $199,144 of fees paid in cash in connection with Mr. Lis’ service as a member of our Board following his transition to non-employee Chairperson of our Board effective March 15, 2022 and (ii) $42,967 of COBRA premiums paid on Mr. Lis’ behalf pursuant to the Lis Service Agreement.

(8)	Mr. Mahal was promoted to our Chief Operating and Financial Officer effective March 21, 2022. Prior to such time, he served as our Chief Financial Officer and Chief Business Officer.

(9)	Dr. Heller’s employment with us terminated on May 17, 2022.

(10)	Comprised of consulting fees paid to Mr. Heller pursuant to the Heller Separation Agreement (as defined and discussed below).

Employment and Other Arrangements with Named Executive Officers

The employment agreements and offer letters with our named executive officers generally provide for at-will employment and set forth the executive officer’s initial base salary and potential annual performance bonus, applicable signing bonuses, eligibility for employee benefits and confirmation of the terms of previously issued equity grants, and for our former Executive Chairman and Chief Executive Officer, severance benefits on a qualifying termination of employment or resignation. In addition, each of our named executive officers has executed our standard confidential information and invention assignment agreement. The key terms of these agreements are described below.

Employment Agreement with Ronald Martell

We entered into an Employment Agreement with Ronald Martell, effective March 15, 2022 (the “Martell Employment Agreement”), pursuant to which Mr. Martell became our President and Chief Executive Officer. Pursuant to the Martell Employment Agreement, Mr. Martell’s initial annualized salary is $675,000, and he will be eligible to receive an annual performance bonus of up to 50% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of our Compensation Committee. Mr. Martell’s employment will be on an “at will” basis. Pursuant to the Martell Employment Agreement, Mr. Martell was granted an option to purchase 1,704,328 shares of our common stock, of which 25% of the total number of shares subject to the option vested on March 15, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date. The agreement further provided that in the event we close an equity financing of at least $50 million after the date of commencement of Mr. Martell’s employment with us, then, promptly following the closing of such financing, and subject to approval by the Board or the Compensation Committee thereof, Mr. Martell would be granted an additional option to purchase 1.0% of the outstanding shares of our common stock (the “True-Up Option”), measured as of the date of grant. On February 2, 2023, Mr. Martell was granted an option to purchase 1,093,831 shares of our common stock in satisfaction of our obligation to issue the True-Up Option to Mr. Martell. The True-Up Option will vest over four years, with 25% of the total number of shares subject to the True-Up Option vesting on February 2, 2024 and 1/48th of the total number of shares subject to the True-Up Option vesting monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date.

In addition, the Martell Employment Agreement provides that if Mr. Martell’s employment with us is terminated by us without “Cause” or by Mr. Martell for “Good Reason” (as each term is defined in the Martell Employment Agreement), then Mr. Martell shall be entitled to receive 18 months of his base salary, payable in accordance with our payroll cycle, subject to Mr. Martell executing a release in favor of us. On April 13, 2023, we entered into an amendment to the Martell Employment Agreement with Mr. Martell (the “Martell Amendment”), which additionally provides that, in the event Mr. Martell’s employment is terminated by us without “Cause” or is terminated by Mr. Martell for “Good Reason” (as each term is defined in the Employment Agreement), in either case within 24 months following a “Change in Control” of us (as defined in the Martell Amendment), all of the outstanding equity awards held by Mr. Martell shall become fully vested, subject to Mr. Martell executing a release in favor of us. The Martell Employment Agreement further provides that Mr. Martell is not eligible for payments or benefits under the Severance Plan (as defined below).

Employment Agreement with Jeet Mahal

In connection with the closing of the Business Combination, on September 24, 2021, we entered into an Employment Agreement with Jeet Mahal (the “Mahal Employment Agreement”) as our Chief Financial Officer and Business Officer. The Mahal Employment Agreement initially provides for an annual base salary of $400,000, subject to adjustment from time to time (the “Mahal Base Salary”), and a target annual incentive bonus of 40% of the Mahal Base Salary. In accordance with the Mahal Employment Agreement, on March 21, 2022, Mr. Mahal was granted an option to purchase 87,272 shares of our common stock pursuant to the 2021 Plan, of which 25% of the total number of shares subject to the option vested on March 21, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Mahal’s continued service to us on each vesting date. Effective March 1, 2022, Mr. Mahal’s annual base salary was increased to $416,000. Then, effective March 21, 2022, Mr. Mahal was promoted to the role of our Chief Operating and Financial Officer, at which time his annual base salary was increased to $445,000 and his target bonus percentage was increased to 45%.

Pursuant to the Mahal Employment Agreement, Mr. Mahal is also eligible to participate in the benefit plans that are generally available to all of our executive employees. Mr. Mahal also is eligible to participate in the benefit plans that are generally available to all of our executive employees. Mr. Mahal’s employment with us is at-will, meaning either we or Mr. Mahal may terminate the employment relationship with or without cause. However, Mr. Mahal must provide at least 30 days’ advance written notice of any termination of his employment under the Mahal Employment Agreement. Mr. Mahal is also eligible for payments and benefits under the Severance Plan (as defined below).

Former Employment Agreement with William Lis

In connection with the closing of the Business Combination, on September 24, 2021, we entered into an Employment Agreement with William Lis (the “Lis Employment Agreement”) as our Executive Chairman and Chief Executive Officer. The Lis Employment Agreement initially provided for an annual base salary of $530,000, subject to adjustment from time to time (the “Lis Base Salary”), and a target annual incentive bonus of 50% of the Lis Base Salary. Pursuant to the Lis Employment Agreement, on March 21, 2022, Mr. Lis was granted: (i) an option to purchase 89,972 shares of our common stock pursuant to the 2021 Plan (the “Lis Option”), and (ii) a restricted stock unit award with respect to 89,972 shares of our common stock pursuant to the 2021 Plan. 25% of the total number of shares subject to the option were vested on the grant date, and 25% of the total number of shares subject to the option vested on each of March 24, 2022, September 24, 2022 and March 24, 2023. The restricted stock unit award vested as follows: 50% of the shares vested on June 24, 2022 and 50% of the shares vested on June 27, 2022. Mr. Lis’ employment with us was at-will, meaning either we or Mr. Lis could terminate the employment relationship with or without cause. Mr. Lis also was eligible to participate in the benefit plans that were generally available to all of our executive employees. The Lis Employment Agreement terminated effective March 15, 2022.

Service Agreement with William Lis

On March 7, 2022, in connection with the appointment of Ronald Martell as our President and Chief Executive Officer, we entered into a Service Agreement with Mr. Lis (the “Lis Service Agreement”), pursuant to which Mr. Lis’ employment with us was terminated as of March 15, 2022. The Lis Service Agreement also provides that Mr. Lis will continue serve as a Class III director and will serve as a non-employee Chairperson of our Board. Mr. Lis’ service as Chairperson was for an initial period of 12 months, which term was extended from March 15, 2023 to March 15, 2024 in connection with the execution of an amendment to the Lis Service Agreement, dated April 13, 2023 (the “Lis Amendment”). During the initial period of Mr. Lis’ service as Chairperson of the Board, Mr. Lis was paid, in equal monthly installments, an annual fee of $250,000 and, pursuant to the Lis Amendment, effective April 1, 2023, Mr. Lis will be paid, in equal monthly installments, an annual fee of $125,000 (the “Annual Fee”). The Lis Service Agreement further provides that for the period commencing on the termination of Mr. Lis’ service on the Board (the “Final Board Date”) through the later to occur of (a) 12 months after the Final Board Date or (b) March 15, 2024, Mr. Lis will provide consulting services to us, for which Mr. Lis will be paid a monthly consulting fee equal to $12,250 (the “Monthly Fee”). Pursuant to the Lis Service Agreement, on March 21, 2022, Mr. Lis was granted an option to purchase 100,000 shares of our common stock (the “New Lis Option”), measured as of the date of grant. The New Lis Option vested over 12 months, commencing on March 15, 2022, in twelve substantially equal monthly installments. The New Lis Option was granted to Mr. Lis pursuant to the 2021 Plan on March 21, 2022. The Lis Service Agreement further provides that Mr. Lis’ outstanding equity awards will continue to vest in accordance with the terms and conditions of the applicable award agreement governing his equity awards.

In addition, the Lis Service Agreement provides that, if Mr. Lis’ service to us is terminated by us without “Cause” (as defined in the Lis Service Agreement), then Mr. Lis shall be entitled to receive installments of the Annual Fee through the end of the then-applicable term, minus any amounts of the Monthly Fee payable for any particular month, and the New Lis Option shall vest in full. Mr. Lis will no longer participate in our employee severance plan applicable to executive committee members. Pursuant to the Lis Service Agreement, we also agreed to pay COBRA premiums for Mr. Lis and his covered dependents until the earliest of the following: (i) the close of the eighteen (18) month period following the termination Mr. Lis’ employment with us; (ii) the expiration of Mr. Lis’ eligibility for the continuation coverage under COBRA; or (iii) the date when Mr. Lis becomes eligible for substantially equivalent health insurance coverage in connection with new employment.

Employment Agreement with Kevin N. Heller, M.D.

In connection with the closing of the Business Combination, on September 24, 2021, we entered into an Employment Agreement with Kevin N. Heller, M.D. (the “Heller Employment Agreement”) as our Executive Vice President, Research and Development. The Heller Employment Agreement initially provided for an annual base salary of $455,275, subject to adjustment from time to time (the “Heller Base Salary”), and a target annual incentive bonus of 40% of the Heller Base Salary. Pursuant to the Heller Employment Agreement, Dr. Heller was also eligible to participate in the benefit plans that were generally available to all of our executive employees. Dr. Heller’s employment with us was at-will, meaning either we or Dr. Heller could terminate the employment relationship with or without cause. However, Dr. Heller was required to provide at least 30 days’ advance written notice of any termination of his employment under the Heller Employment Agreement. Dr. Heller was also eligible for payments and benefits under the Severance Plan.

On March 17, 2022, we and Dr. Heller entered into a Separation Agreement and General Release of All Claims (the “Heller Separation Agreement”), whereby Dr. Heller’s employment with us terminated, effective May 17, 2022 (the “Separation Date”). Pursuant to the Heller Separation Agreement, subject to, and contingent upon, Dr. Heller’s execution of a full and complete release of any and all claims against us and certain related parties (the “Release”) within five days of the Separation Date, (i) we engaged Dr. Heller as a consultant during the period from May 18, 2022 until the earlier to occur of March 19, 2023 or the date on which Dr. Heller secures new employment or the Release is terminated (the “Heller Consulting Period”), (ii) during the Heller Consulting Period, Dr. Heller received compensation payable at a rate of approximately $39,078 per month and we agreed to pay Dr. Heller’s COBRA premiums to the extent elected by Dr. Heller, and (iii) during the Heller Consulting Period, Dr. Heller’s outstanding equity awards continued to vest pursuant to their current vesting schedules unless and until Dr. Heller secures new employment, upon which Dr. Heller’s outstanding equity awards that would have vested through March 19, 2023 will be deemed fully vested. The Heller Separation Agreement further provides that Dr. Heller is subject to certain continuing obligations and restrictions in favor of our Company. The Heller Separation Agreement terminated effective January 16, 2023.

Employee Severance Plan

Under our Severance Plan applicable to Mr. Mahal and other executive committee members, which became effective in February 2021, upon a named executive officer’s termination by us without “cause” (as defined in the Severance Plan) or a resignation by a named executive officer for “good reason” (as defined in the Severance Plan) within 24 months after a change in control (as defined in the Severance Plan, provided that the Business Combination was excluded from the definition of a change in control), the named executive officer will be eligible to receive (i) any earned but unpaid salary, unpaid and eligible expense reimbursements, accrued but unused vacation, and any vested benefits such named executive officer may have under any of our employee benefit plans, (ii) continued payment of the named executive officer’s base salary for 12 months following termination (less applicable tax withholdings), and (iii) full acceleration of vesting of any equity awards subject to any maximum term (with any vesting based on satisfaction of performance objectives deemed satisfied at 100% of target); provided that, in each case of (ii) and (iii), the terminated named executive officer executes a separation agreement satisfactory to us containing, but not limited to, a general release of claims, a non-disparagement clause and reaffirmation of such individual’s post-termination restrictive covenants.

Outstanding Equity Awards as of December 31, 2022

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2022.

				Option Awards(1)				Stock Awards(1)
Name	Grant Date		Vesting Commencement Date	Number of Securities Underlying Unexercised Options(#) Exercisable(2)	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)*
Ronald Martell	3/21/2022		3/15/2022	—	1,704,328	$3.54	3/21/2032	—	—
	10/12/2022	(3)	10/12/2022	—	—	—	—	506,250	244,468
Jeet Mahal	6/1/2020		12/12/2019	109,622	73,091	$0.71	5/31/2030	—	—
	3/21/2022		12/7/2021	1,875	5,625	$3.54	3/21/2032	—	—
	3/21/2022		3/21/2022	—	87,272	$3.54	3/21/2032	—	—
	4/7/2022		3/21/2022	—	48,441	$3.12	4/7/2032	—	—
	10/12/2022	(3)	10/12/2022	—	—	—	—	214,722	103,689
William Lis	6/1/2020		3/20/2019	730,850	—	$0.71	5/31/2030	—	—
	9/3/2020		8/3/2020	229,095	—	$0.71	9/2/2030	—	—
	3/21/2022		12/7/2021	1,875	5,625	$3.54	3/21/2032	—	—
	3/21/2022	(4)	3/21/2022	67,479	22,493	$3.54	3/21/2032	—	—
	3 /21/2022	(5)	3/15/2022	75,000	25,000	$3.54	3/21/2032	—	—
	10/12/2022	(3)	10/12/2022	—	—	—	—	29,500	14,246
Kevin Heller	9/2/2020		8/10/2020	370,517	274,078	$0.71	9/1/2030	—	—
	3/21/2022		12/7/2021	1,875	5,625	$3.54	3/21/2032	—	—

*	Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $0.4829, the closing price of our common stock on December 30, 2022 (the last trading day of 2022) as reported on the Nasdaq Capital Market.

(1)	The unvested shares underlying the awards held by Mr. Mahal are subject to accelerated vesting as described in “—Employment and Other Arrangements with Named Executive Officers—Employee Severance Plan”.

(2)	Unless otherwise indicated, the shares underlying the stock options that are not fully vested are scheduled to vest over a four-year period, with 1/4th vesting on the first anniversary of the vesting commencement date and 1/48th vesting on a monthly basis thereafter through the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us.

(3)	50% of the shares subject to this RSU award vested on April 12, 2023 and the remaining 50% will vest on October 12, 2023, subject to the named executive officer’s continued service with us.

(4)	1/4th of the shares subject to the option vested on each of March 21, 2022, March 24, 2022, September 24, 2022 and March 24, 2023.

(5)	The shares underlying this stock option are scheduled to vest over a 12-month period, vesting ratably on a monthly basis through the 12th month following the vesting commencement date.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2022, the 2021 Plan, our 2021 Employee Stock Purchase Plan (the “ESPP”) and the Inducement Plan were the only compensation plans under which our securities were authorized for future grant. Each of the 2021 Plan and the ESPP were approved by our stockholders. The Inducement Plan has not been approved by our stockholders. In 2021, our 2019 Equity Incentive Plan (the “2019 EIP”), which was adopted by Old Jasper’s board of directors and stockholders on November 18, 2019, terminated prior to and contingent upon the consummation of the Business Combination. However, the 2019 EIP continues to govern awards outstanding thereunder. The following table provides information as of December 31, 2022 with respect to our existing and predecessor plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	4,464,854	$1.76	(2)	2,252,778	(3)(4)
Equity compensation plans not approved by stockholders(5)	1,704,328	3.54		1,295,672
Total	6,169,182	$2.25		3,548,450

(1)	Includes the following plans: the 2021 Plan, the 2019 EIP and the ESPP.

(2)	Amount is based on the weighted-average exercise price of vested and unvested stock options outstanding under the 2021 Plan and the 2019 EIP and does not reflect the shares that will be issued upon the vesting of outstanding awards of restricted stock unit awards, which have no exercise price.

(3)	As of December 31, 2022, a total of 1,383,661 shares of our common stock were reserved for issuance for future grants pursuant to the 2021 Plan, which number excludes the 21,827 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2023. The 2021 Plan provides that the number of shares of our common stock reserved and available for issuance under the 2021 Plan will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (1) 4% of the number of shares of our common stock outstanding on December 31 of the immediately preceding year or (2) 2,750,000 shares of common stock; provided, however, that our Board may act prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares of common stock. All of the foregoing share numbers are subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Shares subject to awards granted under the 2021 Plan that expire or terminate without being exercised in full will not reduce the number of shares available for issuance under the 2021 Plan. The settlement of any portion of an award in cash will not reduce the number of shares available for issuance under the 2021 Plan. Shares withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation will not reduce the number of shares available for issuance under the 2021 Plan. With respect to a stock appreciation right, only shares of common stock that are issued upon settlement of the stock appreciation right will count towards reducing the number of shares available for issuance under the 2021 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2021 Plan. We no longer make grants under the 2019 EIP; however, shares of our common stock subject to outstanding option awards under the 2019 EIP that (i) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (iii) are withheld or reacquired to satisfy a tax withholding obligation will become available for issuance under the 2021 Plan.

(4)	As of December 31, 2022, a total of 869,117 shares of our common stock were reserved for future issuance pursuant to the ESPP, which number excludes the 380,456 shares that were added to the ESPP as a result of the automatic annual increase on January 1, 2023. The ESPP provides that the number of shares reserved and available for issuance under the ESPP will automatically increase on January 1 of each year for a period of ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding calendar year and (ii) 550,000 shares; provided, however, that our Board may act prior to January 1 of a given calendar year to provide that there will be no increase for such calendar year or the increase for such year will be a lesser number of shares.

(5)	Includes solely the Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of March 31, 2023 for:

●	each person or group known to us who beneficially owns more than 5% of our common stock;

●	each of our directors and nominees for director;

●	each of our named executive officers named in “Executive Compensation”; and

●	all of our directors and executive officers as a group.

Each stockholder’s percentage ownership is based on 109,428,211 shares of our common stock outstanding as of March 31, 2023. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2023 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the stockholder.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065. Except as stated in the footnotes below, none of the stockholders or their affiliates, officers, directors and principal equity holders have held any position or office or have had any material relationship with us or our affiliates within the past three years.

Name of Beneficial Owner	Number of Shares	Percent of Class
5% Stockholders:
Entities affiliated with The Carlyle Group Inc.(1)	8,761,891	8.0%
Entities affiliated with BVF Partners L.P.(2)	9,900,000	9.0%
Qiming U.S. Healthcare Fund II, L.P.(3)	8,519,648	7.8%
Soleus Capital Master Fund, L.P.(4)	6,250,000	5.7%
Entities affiliated with Velan Capital Management LLC(5)	11,219,036	10.3%

Directors and Named Executive Officers:
Ronald Martell(6)	750,220	*
Jeet Mahal(7)	399,303	*
Kevin Heller(8)	135,182	*
Anna French, D.Phil.(9)	41,390	*
Vishal Kapoor	43,750	*
Lawrence Klein, Ph.D.(10)	38,265	*
William Lis(11)	1,207,809	1.1%
Christian W. Nolet(12)	42,265	*
Judith Shizuru, M.D. Ph.D.(13)	1,316,447	1.2%
Kurt von Emster(14)	41,140	*
All current directors and executive officers as a group (nine persons)	3,880,589	3.5%

(1)	Abingworth Bioventures VII LP is the record holder of shares reported herein. The Carlyle Group Inc., which is a publicly traded entity listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities reported herein, is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the managing member of Carlyle Investment Management, L.L.C., which is the sole member of Carlyle Genesis UK LLC, which is the principal member of Abingworth LLP. Abingworth Bioventures VII LP has delegated to Abingworth LLP all investment and dispositive power over the securities held of record by Abingworth Bioventures VII LP. Accordingly, each of the foregoing entities may be deemed to share beneficial ownership of the securities held of record by Abingworth Bioventures VII LP. The address of each of Abingworth LLP and Abingworth Bioventures VII LP is 38 Jermyn Street, London, SW1Y6DN, UK. The address of each of The Carlyle Group Inc., Carlyle Holdings I L.P., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings I L.P., CG Subsidiary Holdings L.L.C., TC Group, L.L.C., Carlyle Investment Management L.L.C. and Carlyle Genesis UK LLC is c/o The Carlyle Group, 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, DC 20004-2505. Information in this footnote is based solely on a Schedule 13D/A jointly filed by The Carlyle Group Inc., Carlyle Holdings I L.P., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings I L.P., CG Subsidiary Holdings L.L.C., TC Group, L.L.C., Carlyle Investment Management L.L.C., Carlyle Genesis UK LLC, Abingworth LLP and Abingworth Bioventures VII LP on January 31, 2023.

(2)	Consists of (i) 5,282,941 shares held by Biotechnology Value Fund, L.P. (“BVF”), (ii) 4,016,343 shares held by Biotechnology Value Fund II, L.P. (“BVF2”) and (iii) 456,164 shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”). BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the 5,282,941 shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the 4,016,343 shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the 456,164 shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 9,299,284 shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P. (“Partners”), as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 9,900,000 shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in a certain Partners managed account (the “Partners Managed Account”), including 144,552 shares held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 9,900,000 shares beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 9,900,000 shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Information in this footnote is based solely on a Schedule 13G jointly filed by BVF, BVF2, Trading Fund OS, BVF GP, BVF2 GP, Partners OS, BVF GPH, Partners and Mr. Lampert on February 6, 2023.

(3)	Qiming U.S. Healthcare Fund II, L.P. is the record holder of the shares of reported herein. The general partner of Qiming U.S. Healthcare Fund II, L.P. is Qiming U.S. Healthcare GP II, LLC. Gary Rieschel and Mark D. McDade are the managing partners of Qiming U.S. Healthcare GP II, LLC. Each of Qiming U.S. Healthcare GP II, LLC, Mr. Rieschel and Mr. McDade may be deemed to beneficially own the shares beneficially owned by Qiming U.S. Healthcare Fund II, L.P., but each disclaims beneficial ownership of such shares. The address for each of these entities and individuals is 11100 NE 8th St., Suite 200, Bellevue, WA 98004.

(4)	Soleus Capital Master Fund, L.P. (“Master Fund”) is the record holder of the shares reported herein. Soleus Capital, LLC is the sole general partner of Master Fund and holds voting and dispositive power over the shares held by Master Fund. Soleus Capital Group, LLC is the sole managing member of Soleus Capital, LLC. Guy Levy is the sole managing member of Soleus Capital Group, LLC. Each of Soleus Capital Group, LLC, Soleus Capital, LLC and Mr. Levy disclaims beneficial ownership of the securities held by Master Fund. The address of the Soleus Capital Entities is c/o Soleus Capital Management, L.P, 104 Field Point Road, 2nd Floor, Greenwich, Connecticut 06830. Information in this footnote is based solely on a Schedule 13G jointly filed by Master Fund, Soleus Capital, LLC, Soleus Capital Group, LLC and Mr. Levy on January 30, 2023.

(5)	Consists of: (i) 8,385,000 shares directly beneficially owned by Velan Capital Master Fund LP (“Velan Master”) and (ii) 2,834,036 shares directly beneficially owned by Avego Healthcare Capital, L.P. (“Avego Fund”). Velan Capital Holdings LLC (“Velan GP”), as the general partner of Velan Master, may be deemed to beneficially own the 8,385,000 shares owned by Velan Master. Avego Healthcare Capital Holdings, LLC (“Avego GP”), as the general partner of Avego Fund, may be deemed to beneficially own the 2,834,036 shares beneficially owned by Avego Fund. Avego Management, LLC (“Avego Management”), as the co-investment manager of Avego Fund, may be deemed to beneficially own the 2,834,036 shares beneficially owned by Avego Fund. Velan Capital Investment Management LP (“Velan Capital”), as the investment manager of Velan Master and co-investment manager of Avego Fund, may be deemed to beneficially own the 11,219,036 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Velan Capital Management LLC (“Velan IM GP”), as the general partner of Velan Capital, may be deemed to beneficially own the 11,219,036 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Adam Morgan, as a Managing Member of each of Velan GP and Velan IM GP, may be deemed to beneficially own the 11,219,036 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Balaji Venkataraman, as the Managing Member of each of Avego GP and Avego Management and a Managing Member of each of Velan GP and Velan IM GP, may be deemed to beneficially own the 11,219,036 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Each of Velan Master, Avego Fund, Velan GP, Avego GP, Avego Management, Velan Capital, Velan IM GP, Mr. Morgan and Mr. Venkataraman disclaims beneficial ownership of the securities reported herein that he or it does not directly own. Mr. Kapoor is a partner at Avego Management and is on our Board. The address for each of these entities and individuals is 1055b Powers Place, Alpharetta, Georgia 30009. Information in this footnote is based solely on a Schedule 13D jointly filed by Velan Master, Avego Fund, Velan GP, Avego GP, Avego Management, Velan Capital, Velan IM GP, Mr. Morgan, Mr. Venkataraman and Mr. Kapoor on February 27, 2023.

(6)	Consists of (i) 497,095 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (ii) 253,125 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(7)	Consists of (i) 109,627 shares held directly, (ii) 182,315 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (iii) 107,361 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(8)	Dr. Heller’s employment with us terminated on May 17, 2022. Comprised solely of options exercisable within 60 days of March 31, 2023.

(9)	Consists of (i) 26,015 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (ii) 15,375 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(10)	Consists of (i) 26,015 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (ii) 12,250 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(11)	Consists of (i) 40,486 shares held directly, (ii) 1,152,573 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (iii) 14,750 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(12)	Consists of (i) 26,015 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (ii) 16,250 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(13)	Consists of (i) 1,129,512 shares held directly, of which 1,058,917 shares are vested or are expected to vest within 60 days of March 31, 2023, (ii) 172,185 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (iii) 14,750 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

(14)	Consists of (i) 26,015 shares issuable upon exercise of options exercisable within 60 days of March 31, 2023, and (ii) 15,125 shares subject to restricted stock units expected to vest within 60 days of March 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2022, to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in “Executive Compensation.”

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions.

Dr. Shizuru Consulting Agreement

On December 16, 2019, Old Jasper entered into a consulting agreement with Judith Shizuru, M.D., Ph.D., a member of our Board and holder of more than 5% of Old Jasper’s capital stock at the time the consulting agreement was entered into, pursuant to which Dr. Shizuru provides us with consulting and advisory services in exchange for a cash fee of $20,833 per month, or $250,000 per year.

Amended and Restated Registration Rights Agreement

In September 2021, we entered into an amended and restated registration rights agreement (the “RRA”) with Amplitude Healthcare Holdings LLC, certain holders of our preferred stock and common stock, including Abingworth, Qiming, Citadel and Roche, and certain members of, and affiliates of, our directors and certain of our executive officers. The RRA provides the holders with certain registration rights, including the right to demand that we file a registration statement (including registration statements on Form S-3 and accompanying shelf takedowns) or request that their shares be covered by a registration statement that we are otherwise filing.

Employment Arrangements

We have entered into employment agreements, offer letters and service agreements with certain of our executive officers and the Chairperson of our Board. For more information regarding these agreements with our executive officers and the Chairperson of our Board, see “Executive Compensation—Employment and Other Arrangements with Named Executive Officers.”

Annual Cash Bonus

We have established a cash incentive plan for certain of our executive officers. For a description of this plan, see “Executive Compensation—Individual Compensation Elements—Annual Cash Incentive Bonuses.”

Indemnification of Directors and Officers

Our Certificate of Incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

●	any breach of the director’s duty of loyalty to the corporation or its stockholders;

●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions; or

●	any transaction from which the director derived an improper personal benefit.

If Proposal No. 3 (approval of approval of an amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation) is approved by the requisite stockholders at the Annual Meeting, then our Certificate of Incorporation will also provide that, to the fullest extent permitted by Delaware law, our officers shall not be personally liable to our company or our stockholders for monetary damages for breach of fiduciary duty as an as an officer of our Company.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation authorizes us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Our Bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our Bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law.

We have also entered, and expect to continue to enter, into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in connection with any action, proceeding or investigation. We believe that our Certificate of Incorporation, Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Other Transactions

We have granted stock and option awards to certain of our directors and named executive officers. For more information regarding the stock and option awards granted to our directors and named executive officers, see “Board of Directors and Corporate Governance—Non-Employee Director Compensation—Non-Employee Director Compensation Table” and “Executive Compensation—Outstanding Equity Awards as of December 31, 2022.”

We have entered into change in control agreements with certain of our executive officers pursuant to our Severance Plan that, among other things, provide for certain severance and change in control benefits. See the section titled “Executive Compensation—Employment and Other Arrangements with Named Executive Officers—Employee Severance Plan.”

Policies and Procedures for Related Party Transactions

Our Board has adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person, as defined by the Securities Act, were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker, notify our Corporate Secretary at (650) 549-1400 or send a written request to: Corporate Secretary at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are posted on our website at www.jaspertherapeutics.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065.

* * *

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Redwood City, CA
April 21, 2023

Appendix A – Proposed Amendment to Article VI of the Certificate of Incorporation

The following language shows the changes to the Certificate of Incorporation that would result from the proposed amendment to reflect new Delaware law provisions regarding officer exculpation, if approved, with additions indicated by underlining.

VI.

A. The liability of a director of the Company for monetary damages shall be eliminated to the fullest extent under applicable law.

B. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

D. To the fullest extent permitted by applicable law, as it presently exists or as may hereafter be amended from time to time, an officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as an officer. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended. Any amendment, modification or repeal of the foregoing sentences shall not adversely affect any right or protection of an officer of the Company hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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Jasper Therapeutics, Inc.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 6, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/JasperTherapeutics/2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

Nominees:

(1) Anna French, D. Phil.
(2) Judith Shizuru, M.D., Ph.D.

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________ **2023.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Wednesday, June 7, 2023 at 10:00 a.m. Pacific Time

To view the 2023 Proxy Statement and the 2023 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/JasperTherapeutics/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JASPER THERAPEUTICS, INC.

The undersigned appoints Ronald Martell and Jeet Mahal, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of voting common stock of Jasper Therapeutics, Inc. held of record by the undersigned at the close of business on April 14, 2023 at the Annual Meeting of Stockholders of Jasper Therapeutics, Inc. to be held virtually at **https://cstproxy.com/JasperTherapeutics/2023** on Wednesday, June 7, 2023 at 10:00 a.m. Pacific Time, or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2 AND 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

(Continued and to be marked, dated and signed on reverse side)